UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 22, 2022

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 S. Clinton Ave., Suite 510, Rochester, New York		14604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market
Warrants to Purchase Common Stock	VRMEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 22, 2022, VerifyMe, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) by and among the Company, PeriShip Global, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“PeriShip Global”), PeriShip, LLC, a Connecticut limited liability company (“PeriShip” or “Seller”) and Luciano Morra (“Founder”). Pursuant to the terms of the Agreement PeriShip Global agreed to purchase from PeriShip and PeriShip agreed to sell to PeriShip Global substantially all of the assets of PeriShip and certain specified liabilities (the “Transaction”). The Transaction closed simultaneously with the execution of the Agreement on April 22, 2022 (the “Closing”).

The total consideration paid to the Seller in connection with the Transaction was $10,500,000, which consisted of $7,500,000 in cash (the “Cash Consideration”) paid by PeriShip Global; a promissory note issued by PeriShip Global payable to the Seller for $2,000,000 (the “Promissory Note), with a fixed interest rate of 6% per annum on the unpaid principal balance, to be paid in three installments on the sixth, fifteenth, and eighteenth month anniversaries of the Closing and which was guaranteed by the Company (the “Guaranty”); and the issuance of 305,473 shares of restricted common stock of the Company at $3.2736 per share (the “Stock Consideration”) (representing $1,000,000 in Stock Consideration) which was the volume weighted average price (VWAP) of the Company’s Common Stock as reported by Nasdaq for the fifteen (15) trading days ending on the Closing date, inclusive. The amounts due under the Promissory Note may be adjusted as a result of certain post-Closing adjustments or indemnity claims by PeriShip Global pursuant to the Agreement.

The Agreement contains customary confidentiality and indemnification provisions and customary representations, warranties and covenants by the parties for transactions of this type. It also contains a five-year non-compete and non-solicitation provision applicable to the Seller and Founder in favor of the Company and PeriShip Global.

The Promissory Note may be accelerated by the holder upon an Event of Default, as defined in the Promissory Note. Pursuant to the Guaranty, the Company unconditionally guaranteed to the Seller the prompt and unconditional payment of the Promissory Note and any interest thereon, whether at stated maturity, by acceleration or otherwise, any and all sums of money that, at the time, may have become due and payable under the provisions of the Promissory Note, and all expenses that may be paid or incurred by the Seller in the collection of any portion of the Promissory Note or enforcement thereof, including reasonable attorney’s fees.

Also on April 22, 2022, in connection with the closing of the Transaction, PeriShip Global and the Founder entered into a Transition Services Agreement (the “Transition Agreement”) whereby the Founder will provide, or cause Seller’s affiliates, including the Seller, to provide PeriShip Global with all services reasonably necessary in support of completion of the audit of Seller in connection with the public filings required by PeriShip Global and its affiliates, and all services reasonably necessary for the orderly transition of the business from Seller to PeriShip Global, including but not limited to administrative support, marketing support, client relationship management and transition, employee management and transition, and vendor relationship management and transition. The Transition Agreement has an initial term of 90 days and requires payments by PeriShip Global to the Founder of $23,750 per month. PeriShip Global and the Founder may agree to extend the term of the Transition Agreement at which time the compensation for such extended services would be determined.

Also on April 22, 2022, in connection with the closing of the Transaction, PeriShip Global entered into employment agreements with certain executive officers of PeriShip, namely Curt Kole, Fred Volk III and Jack Wang.

Curt Kole, age 68, will serve as PeriShip Global’s Executive Vice President of Sales and Global Strategy. Mr. Kole served as Vice President of Sales and Business Development of the Seller from May 2017 until April 22, 2022 when the Transaction Closed. Mr. Kole has over 30 years of sales, marketing, and leadership experience in the transportation and logistics industry. Having spent over 17 of these years at FedEx® Custom Critical, Mr. Kole was intimately involved in the development of their highly-specialized Cold Chain suite of services and was directly involved in their entry into the Pharmaceutical market. Following his experience at FedEx®, Mr, Kole spent a combined 10 years in the truckload and global cryogenics spaces, has been an established panelist on Cold Chain logistics at numerous industry conferences, and is a current member of both the Parenteral Drug Association and Health and Personal Care Logistics Council.

Fred Volk III, age 54, will continue the role he served at PeriShip and serve as PeriShip Global’s Vice President of Operations. Mr. Volk served as Vice President of Operations of the Seller from September 2001 until April 22, 2022 when the Transaction Closed. As Vice President of Operations Mr. Volk was responsible for PeriShip's system performance and quality control. Mr. Volk has over 22 years of supply chain expertise, which includes many years at FedEx®. Throughout his tenure there, he worked in multiple leadership positions across the Transportation, Logistics, and Customer Service spaces, allowing him to become intimately familiar with the principles required for operational effectiveness. With later experiences in leadership positions at various local law enforcement agencies, Fred's acumen spans from supply chain management to compliance, and beyond.

Jack Wang, age 62, will continue the role he served at PeriShip and serve as PeriShip Global’s Chief Information Officer. Mr. Wang served as Chief Information Officer of the Seller from December 2011 to 2016 and from 2018 until April 22, 2022, when the Transaction Closed. From 2016 to 2018 Mr. Wang served as Chief Information Officer for IMEX Global Solutions, an international logistics company that distributes parcels, publication and business mail worldwide. In addition to the leadership responsibility of daily IT operation, Jack was also responsible for the strategic development of PeriShip's next generation infrastructure and future business plans. Prior to joining PeriShip, Jack served as the head of IT operations and development at the Package Portfolio division of United Parcel Service. At UPS, Jack managed IT services for worldwide package operations. Before UPS, Jack was the managing director of Continental Airlines, where he was responsible for strategic system architecture and development as well as providing IT services for many of the airline's customer facing systems. Many of the core systems that Jack instituted at Continental Airlines were eventually selected as the baseline systems for the new United Airlines. Jack holds a Master's degree in Computer Science from State University of New York at New Paltz.

The Company’s Board of Directors approved Messrs. Kole, Volk and Wang’s appointment subject to Closing of the Transaction and each of them and PeriShip Global entering into his respective employment agreement (each an “Employment Agreement”). Under the Employment Agreements, Messrs. Kole, Volk and Wang’s will receive an annual base salary of $230,000, $200,000 and $189,000, respectively, and a grant of restricted stock units with a grant date value equal to his annual base salary, each such unit representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to the terms of the Company’s 2020 Equity Incentive Plan (the “Plan”). These restricted stock units, except as otherwise provided in the award agreement, will vest, subject to continuous employment and other conditions, as follows: 50% if the Company’s Common Stock price exceeds $5.00 per share for a period of 20 consecutive days, and the remaining 50% if the Company’s Common Stock price exceeds $7.00 per share for a period of 20 consecutive days, in each case prior to the two-year anniversary of the grant date. The Employment Agreement for Mr. Kole provides for a commission of 1.5% on eligible annual sales in excess of $30,000,000, increasing to 2.0% on eligible annual sales in excess of $32,000,000. The Employment Agreement for Mr. Volk provides for a commission of 1.0% on eligible annual sales in excess of $30,000,000. The Employment Agreement for Mr. Wang provides that he will be eligible for an annual bonus payment at the discretion of the Company. The Employment Agreements each also have an initial term of 2 years, provide for customary indemnification, non-competition, non-disclosure, and severance payments to the executives, along with continuation of employee benefits and disability benefits in the event the executives are terminated under certain circumstances.

None of Messrs. Kole, Volk or Wang have any family relationship with any of the Company's executive officers or members of the Company's Board of Directors. Other than as disclosed herein, there are no arrangements or understandings between Messrs. Kole, Volk or Wang and any other person pursuant to which each was appointed an executive officer of PeriShip Global.

As a condition to the Closing of the Transaction Founder and Seller entered into lock-up agreements, pursuant to which they have agreed not to sell any of the shares of Company common stock constituting Stock Consideration received in the Transaction for a period of 9 months.

Also on April 22, 2022, in connection with the closing of the Transaction, PeriShip Global entered into a lease agreement (the “Lease”), guaranteed by the Company (the “Lease Guarantee”), with Mordo, LLC, a Connecticut limited liability company controlled by the Founder, whereby PeriShip Global will rent the current office space used by the Seller for a term of five years with two options to renew the lease for additional five year terms. Base rent under the Lease is $120,000 per year, payable in equal monthly installments, with annual escalations of 3% for each year following the initial lease year. Rent during any renewal period will be equal to the greater of the base rent as escalated or fair market rental value as provided in the Lease.

The foregoing descriptions of the Agreement, the Promissory Note, the Guaranty, the Transition Agreement, the Employment Agreements, Form of Restricted Stock Unit Award Agreement (Subsidiary Employees), the Lease and Lease Guarantee do not purport to be complete and are qualified in their entirety by reference to the full text of each document, copies of which are included as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On April 22, 2022, we issued the Stock Consideration to the Seller. The Stock Consideration issued pursuant to the Agreement has not been registered under the Securities Act of 1933 (the “Securities Act”) and has been issued under an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof. The Stock Consideration may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 25, 2022, we issued a press release announcing the Transaction. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On April 26, 2022, the Company plans to host an Investor Call through a conference call and webcast consisting of a presentation by the Company’s executive management team of the Transaction followed by a question and answer period. The presentation slides and webcast will be archived on the Investors section of the Company’s website and will remain available for 90 days. A copy of the presentation is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated April 22, 2022
10.2	Promissory Note payable by PeriShip Global, LLC to PeriShip, LLC, dated April 22, 2022
10.3	Guaranty, dated April 22, 2022
10.4	Transition Services Agreement, dated April 22, 2022
10.5	Employment Agreement between PeriShip Global, LLC and Curt Kole, dated April 22, 2022
10.6	Employment Agreement between PeriShip Global, LLC and Fred Volk III, dated April 22, 2022
10.7	Employment Agreement between PeriShip Global, LLC and Jack Wang, dated April 22, 2022
10.8	Form of Restricted Stock Unit Award Agreement (Subsidiary Employees)
10.9	Lease Agreement between PeriShip Global and Mordo, LLC, dated April 22, 2022
10.10	Lease Guarantee between VerifyMe, Inc. and Mordo, LLC, dated April 22, 2022
99.1	Press release dated April 25, 2022
99.2	Investor Presentation dated April 26, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: April 26, 2022	By:	/s/ Patrick White
Patrick White
Chief Executive Officer